
THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------
Board of Directors
Enrique R. Arzac/2/,/4/                          Douglas G. Ober/1/
Daniel E. Emerson/1/,/4/                         Landon Peters/3/,/4/
Thomas H. Lenagh/2/,/3/                          John J. Roberts/2/,/4/
W.D. MacCallan/1/,/4/                            Susan C. Schwab/1/,/3/
W. Perry Neff/1/,/2/                             Robert J.M. Wilson/1/,/3/

/1/. Member of Executive Committee
/2/. Member of Audit Committee
/3/. Member of Compensation Committee
/4/. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                                  Chairman and Chief Executive Officer
Joseph M. Truta                                  President
Richard F. Koloski                               Executive Vice President
Richard B. Tumolo                                Vice President--Research
Lawrence L. Hooper, Jr.                          Vice President, Secretary and General Counsel
Maureen A. Jones                                 Vice President and Treasurer
Christine M. Sloan                               Assistant Treasurer
Geraldine H. Stegner                             Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------
Price (3/31/01)                                  $17.52
Net Asset Value (3/31/01)                        $19.49
Discount:                                         10.1%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                             ---------------------
                             Distributions in 2001
                             ---------------------
From Investment Income                           $0.12
   (paid or declared)
From Net Realized Gains                           0.04
                                                 -----
      Total                                      $0.16
                                                 =====

                          ---------------------------
                          2001 Divident Payment Dates
                          ---------------------------

                               March 1, 2001
                               June 1, 2001
                               September 1, 2001*
                               December 27, 2001*

                          * Anticipated

                        [LOGO OF ADAMS EXPRESS COMPANY]

                             FIRST QUARTER REPORT
                             --------------------
                                March 31, 2001

                       building for the future
                                 with solid investments

                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the three months ended March 31, 2001. In addition, a schedule of investments and summary financial information for the Company are provided.

Net assets of the Company at March 31, 2001 were $19.49 per share on 81,926,962 shares outstanding, compared with $23.72 per share at December 31, 2000 on 82,292,262 shares outstanding. On March 1, 2001, a distribution of $0.08 per share was paid consisting of $0.04 from 2000 long-term capital gain, $0.03 from 2000 investment income, and $0.01 from 2001 investment income, all taxable in 2001. A 2001 investment income dividend of $0.08 per share has been declared to shareholders of record May 18, 2001, payable June 1, 2001.

Net investment income for the three months ended March 31, 2001 amounted to $5,180,500, compared with $3,425,653 for the same period in 2000. These earn-ings are equal to $0.06 and $0.04 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2001 amounted to $80,426,068, the equivalent of $0.98 per share.

The Annual Meeting, held on March 27, 2001 in Baltimore, Maryland, was well attended by shareholders. Upon conclusion of the formal segment of the meet-ing, management reviewed the portfolio's performance in 2000 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober      /s/ Joseph M. Truta

Douglas G. Ober,         Joseph M. Truta,

Chairman and Chief
Executive Officer        President

April 20, 2001

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                           March 31, 2001 (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $910,724,768)                           $1,506,044,419
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $26,585,260)                                52,054,286
 Short-term investments (cost $36,340,229)          36,340,229 $1,594,438,934
-----------------------------------------------------------------------------
Cash                                                                  208,451
Securities lending collateral                                     293,183,469
Dividends and interest receivable                                   1,510,206
Prepaid expenses and other assets                                   6,835,280
-----------------------------------------------------------------------------
  Total Assets                                                  1,896,176,340
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                       703,550
Open option contracts at value (proceeds
 $1,531,733)                                                          953,770
Obligations to return securities lending
 collateral                                                       293,183,469
Accrued expenses                                                    4,483,131
-----------------------------------------------------------------------------
  Total Liabilities                                               299,323,920
-----------------------------------------------------------------------------
  Net Assets                                                   $1,596,852,420
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 81,926,962 shares                                 $   81,926,962
Additional capital surplus                                        806,939,614
Undistributed net investment income                                 5,669,708
Undistributed net realized gain on investments                     80,949,496
Unrealized appreciation on investments                            621,366,640
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,596,852,420
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $19.49
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                 Three Months Ended March 31, 2001 (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $   4,992,125
   From non-controlled affiliate                                     191,376
  Interest                                                           942,057
-----------------------------------------------------------------------------
   Total income                                                    6,125,558
-----------------------------------------------------------------------------
 Expenses:
  Investment research                                                338,711
  Administration and operations                                       64,462
  Directors' fees                                                     54,250
  Reports and stockholder communications                             134,730
  Transfer agent, registrar and custodian expenses                   127,965
  Auditing and accounting services                                    27,652
  Legal services                                                      11,651
  Occupancy and other office expenses                                 51,268
  Travel, telephone and postage                                       30,567
  Other                                                              103,802
-----------------------------------------------------------------------------
   Total expenses                                                    945,058
-----------------------------------------------------------------------------
   Net Investment Income                                           5,180,500
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                       80,368,655
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                          57,413
 Change in unrealized appreciation on investments               (426,102,704)
-----------------------------------------------------------------------------
   Net Loss on Investments                                      (345,676,636)
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $(340,496,136)
-----------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Three Months       Year Ended
                                             Ended March 31, 2001 Dec. 31, 2000
                                             -------------------- -------------
                                                 (unaudited)
From Operations:
 Net investment income                          $    5,180,500    $   20,941,465
 Net realized gain on investments                   80,426,068       128,091,337
 Change in unrealized appreciation on
  investments                                     (426,102,704)     (251,193,342)
---------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                     (340,496,136)     (102,160,540)
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                              (3,278,331)      (17,702,862)
 Net realized gain from investment
  transactions                                      (3,278,334)     (128,205,341)
---------------------------------------------------------------------------------
  Decrease in net assets from distributions         (6,556,665)     (145,908,203)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of
  exercised options and distributions                -0-              77,508,318
 Cash in lieu of fractional shares issued
  in payment of 3-for-2 stock split                  -0-                (123,043)
 Cost of shares purchased (Note 4)                  (7,657,757)      (48,555,429)
---------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                     (7,657,757)       28,829,846
---------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets         (354,710,558)     (219,238,897)
Net Assets:
 Beginning of period                             1,951,562,978     2,170,801,875
---------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $5,669,708 and $3,767,539,
  respectively)                                 $1,596,852,420    $1,951,562,978
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 2001 was $974,116,862, and net unrealized appreciation aggregated $621,853,805, of which the related gross unrealized appreciation and depreciation were $752,736,503 and $130,882,698, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2001 were $149,524,634 and $153,990,913, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During the three months ended March 31, 2001, the Company purchased 365,300 shares of its common stock at a total cost of $7,657,757 and a weighted average discount from net asset value of 10.0%, compared to purchases of 690,600 shares at a total cost of $23,388,422 and a weighted average discount from net asset value of 14.9% for the same period in 2000.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2001, 339,403 options were outstanding, with a weighted average exercise price of $8.1169 per share. During the three months ended March 31, 2001, the Company granted options in-cluding stock appreciation rights for 38,563 shares of common stock with a weighted average exercise price of $21.00. Stock appreciation rights relating to 15,629 stock option shares were exercised at a weighted average market price of $19.24 per share and the stock options relating to those rights, which had a weighted average exercise price of $5.3121 per share, were can-celled. At March 31, 2001, there were outstanding exercisable options to pur-chase 126,511 common shares at $3.7033-$20.5417 per share (weighted average price of $6.7414), and unexercisable options to purchase 235,826 common shares at $3.7033-$20.5417 per share (weighted average price of $11.0833). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 3.7943 years and 6.1928 years, respectively. Total compensation expense recognized for the three months ended March 31, 2001 re-lated to the stock options and stock appreciation rights plan was $(727,865). At March 31, 2001, there were 1,272,022 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 2001 was $104,219, and consisted of service cost of $51,103, inter-est cost of $90,562, expected return on plan assets of $224,278, and net amor-tization credit of $21,606.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

-------------------------------------------------------------------------------

On January 1, 2001, the projected benefit obligation for service rendered to date was $4,932,613. During the three months ended March 31, 2001, the pro-jected benefit obligation increased due to service cost and interest cost of $51,103 and $90,562, respectively, and decreased due to benefit payments in the amount of $51,334. The projected benefit obligation March 31, 2001 was $5,022,944.

On January 1, 2001, the actual fair value of plan assets was $11,316,574. Dur-ing the three months ended March 31, 2001, the fair value of plan assets in-creased due to the expected return on plan assets of $224,278 and decreased due to benefit payments in the amount of $51,334. At March 31, 2001, the pro-jected fair value of plan assets amounted to $11,489,518, which resulted in excess plan assets of $6,466,574. The remaining components of prepaid pension cost at March 31, 2001 included $986,308 in unrecognized net gain, $513,336 in unrecognized prior service cost and $71,942 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at March 31, 2001 was $5,921,660.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at March 31, 2001 for employees and former employees of the Company was $4,261,755. Aggregate remuneration paid or accrued during the three months ended March 31, 2001 to officers and directors amounted to $252,326, which includes a credit of $727,865 for stock options and stock appreciation rights.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At March 31, 2001, the Company had securities on loan of $280,852,157 and held collateral of $293,183,469.

                             Financial Highlights

-------------------------------------------------------------------------------

                                          Three Months Ended
                                         ----------------------
                                              (unaudited)
                                                                                  Year Ended December 31
                                         March 31,   March 31,   ---------------------------------------------------------
                                            2001        2000        2000       1999       1998        1997        1996
                                         ----------  ----------  ---------- ---------- ----------- ----------- -----------
Per Share Operating Performance*
Net asset value, beginning of period        $23.72      $26.85      $26.85     $21.69      $19.01      $15.80      $14.24
--------------------------------------------------------------------------------------------------------------------------
Net investment
 income                                       0.06        0.04        0.26       0.25        0.30        0.29        0.35
Net realized gains and change in
 unrealized appreciation and other
 changes                                     (4.22)       2.01       (1.63)      6.54        3.78        4.22        2.36
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations             (4.16)       2.05       (1.37)      6.79        4.08        4.51        2.71
--------------------------------------------------------------------------------------------------------------------------
Capital share
 repurchases                                  0.01        0.05        0.09         --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
Less
 distributions
Dividends from net investment income         (0.04)      (0.03)      (0.22)     (0.26)      (0.30)      (0.29)      (0.35)
Distributions from net realized gains        (0.04)      (0.05)      (1.63)     (1.37)      (1.10)      (1.01)      (0.80)
--------------------------------------------------------------------------------------------------------------------------
Total
 distributions                               (0.08)      (0.08)      (1.85)     (1.63)      (1.40)      (1.30)      (1.15)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $19.49      $28.87      $23.72     $26.85      $21.69      $19.01      $15.80
--------------------------------------------------------------------------------------------------------------------------
Per share market price, end of period       $17.52      $24.92      $21.00     $22.38      $17.75      $16.13      $13.17
Total Investment Return
Based on market
 price                                      (16.3)%      11.8%        1.7%      36.1%       19.3%       33.1%       16.4%
Based on net
 asset value                                (17.5)%       7.9%       (4.3)%     33.6%       23.7%       30.7%       21.0%
Ratios/Supplemental Data
Net assets, end of period (in 000's)     $1,596,852  $2,303,559  $1,951,563 $2,170,802 $1,688,080  $1,424,170  $1,138,760
Ratio of expenses to average net assets       0.21%+      0.50%+      0.24%      0.32%       0.22%       0.39%       0.34%
Ratio of net investment income to
 average net
 assets                                       1.14%+      0.63%+      0.97%      1.06%       1.48%       1.61%       2.30%
Portfolio
 turnover                                    33.65%+     13.75%+     12.74%     15.94%      22.65%      17.36%      19.60%
Number of shares outstanding at
 end of period (in 000's)*                   81,927      79,806      82,292     80,842     77,815      74,924      72,055

--------
* Prior year data has been adjusted to reflect the 3-for-2 stock split ef-fected in October, 2000.
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                           March 31, 2001 (unaudited)

                                                      Prin. Amt.
                                                       or Shares   Value (A)
                                                      ----------   ---------

Stocks And Convertible Securities -- 97.8%
 Basic Materials -- 1.5%
 Engelhard Corp.                                          530,000 $ 13,705,800
 Mead Corp.                                               400,000   10,036,000
                                                                  ------------
                                                                    23,741,800
                                                                  ------------
 Capital Goods -- 10.9%
 Black & Decker Corp. (B)                                 300,000   11,025,000
 General Electric Co.                                   1,855,000   77,650,301
 ITT Industries                                           355,000   13,756,250
 Minnesota Mining & Manufacturing Co. (B)                 285,000   29,611,500
 Pall Corp.                                               600,000   13,152,000
 United Technologies Corp.                                390,000   28,587,000
                                                                  ------------
                                                                   173,782,051
                                                                  ------------
 Communication Services -- 11.0%
 Telecommunications -- Cellular and Wireless -- 2.2%
 MediaOne Group, Inc.
  6.25% PIES due 2001                                      85,000    5,593,000
 Nextel Communications Inc.
  5.25% Conv. Notes
  due 2010 (C)                                        $10,000,000    6,412,500
 Nextel Communications Inc. (B)(D)                      1,040,000   14,950,000
 Vodafone Group plc ADS (B)                               287,500    7,805,625
                                                                  ------------
                                                                    34,761,125
                                                                  ------------
 Telecommunications -- Long Distance -- 3.0%
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (C)                                            538,000   32,616,250
 Williams Communications Group, Inc. (B)(D)               500,000    4,500,000
 WorldCom, Inc. (B)(D)                                    550,000   10,278,125
                                                                  ------------
                                                                    47,394,375
                                                                  ------------
 Telephone -- 5.8%
 American Tower Corp.
  5.00% Conv. Notes
  due 2010 (C)                                        $10,000,000    8,050,000
 BellSouth Corp.                                          440,000   18,004,800
 Global Crossing Ltd. 6.75% Conv. Pfd. due 2012            40,000    6,020,000
 Global Crossing Ltd. (B)(D)                              644,000    8,687,560
 RCN Corp. (B)(D)                                         280,000    1,688,750
 SBC Communications Inc.                                  787,960   35,166,655
 Time Warner Telecom Inc. (B)(D)                          404,500   14,713,688
                                                                  ------------
                                                                    92,331,453
                                                                  ------------

                                                    Prin. Amt.
                                                    or Shares   Value (A)
                                                    ----------  ---------

 Consumer -- 4.0%
 Coca-Cola Co. (B)                                    170,000  $ 7,677,200
 Dean Foods Co.                                       300,000   10,158,000
 Ivex Packaging Corp. (D)                             928,000   12,760,000
 PepsiCo, Inc. (B)                                    295,000   12,965,250
 Procter & Gamble Co. (B)                             160,000   10,016,000
 Tiffany & Co. (B)                                    350,000    9,537,500
                                                               -----------
                                                                63,113,950
                                                               -----------
 Energy -- 10.9%
 BP Amoco plc ADR                                     270,000   13,397,401
 Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES    202,500   39,639,375
 Calpine Corp. (B)(D)                                  50,000    2,753,500
 Enron Corp. (B)                                      450,000   26,145,000
 Exxon Mobil Corp.                                    158,418   12,831,858
 Petroleum & Resources
  Corporation (E)                                   1,913,761   52,054,286
 Schlumberger Ltd.                                     88,400    5,092,724
 Williams Companies, Inc.                             500,000   21,425,000
                                                               -----------
                                                               173,339,144
                                                               -----------
 Financial -- 18.4%
 Banking -- 11.0%
 BankNorth Group, Inc.                                474,000    9,420,750
 Citigroup Inc.                                       401,023   18,038,020
 Federal Home Loan Mortgage Corp.                     345.000   22,366,350
 Greenpoint Financial Corp.                           435,000   14,181,000
 Investors Financial Services Corp.                   630,000   36,933,750
 Mellon Financial Corp.                               420,000   17,018,400
 Provident Bankshares Corp.                           319,068    7,139,147
 Wachovia Corp.                                       190,000   11,447,500
 Wells Fargo & Co.                                    550,000   27,208,500
 Wilmington Trust Corp.                               210,000   12,406,800
                                                               -----------
                                                               176,160,217
                                                               -----------
 Insurance -- 7.4%
 AMBAC Financial Group, Inc.                          569,400   36,117,042
 American International Group, Inc.                   759,375   61,129,689
 Annuity & Life Re (Holdings), Ltd.                   695,000   20,676,250
                                                               -----------
                                                               117,922,981
                                                               -----------

--------------------------------------------------------------------------------

                           March 31, 2001 (unaudited)

                                           Prin. Amt
                                           or Shares  Value (A)
                                           ---------  ---------

 Health Care -- 13.5%
 Abbott Laboratories (B)                     255,000 $ 12,033,450
 ALZA Corp. (B)(D)                           480,000   19,440,000
 American Home Products Corp.                300,000   17,625,000
 Baxter International                        255,000   24,005,700
 Elan Corp., plc ADR (B)(D)                  550,000   28,737,500
 Genentech, Inc. (B)(D)                      270,000   13,635,000
 GlaxoSmithKline plc ADR                     250,360   13,093,828
 Human Genome Sciences Inc. (B)(D)           200,000    9,200,000
 Johnson & Johnson                           180,000   15,744,600
 Lilly (Eli) & Co.                           190,000   14,565,400
 Merck & Co., Inc.                           250,000   18,975,000
 Pharmacia Corp. (B)                         368,900   18,581,493
 Vertex Pharmaceuticals Inc. (D)             248,016    9,083,586
                                                     ------------
                                                      214,720,557
                                                     ------------
 Technology -- 17.0%
 Communication Equipment -- 7.5%
 Corning Inc.                              1,170,000   24,207,300
 Ericsson (L.M.) Telephone Co. ADR (B)     3,133,333   17,527,081
 Lucent Technologies Inc. (B)                508,920    5,073,932
 Motorola, Inc.                              495,622    7,067,570
 Nokia Corp. ADR (B)                       1,840,000   44,160,000
 Nortel Networks Corp.                     1,490,000   20,934,500
                                                     ------------
                                                      118,970,383
                                                     ------------
 Computer Related -- 6.0%
 BMC Software Inc. (B)(D)                    310,000    6,665,000
 Cisco Systems, Inc. (D)                   1,835,000   29,015,938
 Diamondcluster International Inc. (B)(D)    300,000    2,606,250
 First Data Corp. (B)                        175,000   10,449,250
 Oracle Corp. (D)                          1,180,000   17,676,400
 QRS Corp. (D)                               585,000    4,972,500
 Sapient Corp. (B)(D)                      1,150,000    8,265,625
 Sun Microsystems Inc. (D)                   480,000    7,377,600
 Symantec Corp. (D)                          222,500    9,303,281
                                                     ------------
                                                       96,331,844
                                                     ------------
 Electronics -- 3.5%
 Intel Corp.                                 690,000   18,155,625
 Solectron Corp. (B)(D)                    2,000,000   38,020,000
                                                     ------------
                                                       56,175,625
                                                     ------------

                                                       Prin. Amt.
                                                       or Shares    Value (A)
                                                       ----------   ---------

 Transportation -- 1.7%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
  due 2029                                              170,000   $   9,129,000
 Canadian National Railway Co. (B)                       85,000       3,201,950
 United Parcel Service, Inc. (B)                        255,000      14,509,500
                                                                  -------------
                                                                     26,840,450
                                                                  -------------
 Utilities -- 8.9%
 Black Hills Corp. (B)                                  555,000      25,369,050
 CINergy Corp.                                          300,000      10,065,000
 Duke Energy Corp. 8.25% Conv. Pfd. due 2004            400,000      10,900,000
 Duke Energy Corp. (B)                                  355,000      15,172,700
 Keyspan Corp.                                          400,000      15,252,000
 Mirant Corp. (B)(D)                                    310,000      11,005,000
 Northwestern Corp.                                     500,000      12,250,000
 Orion Power Holdings, Inc. (B)                         750,000      23,025,000
 TECO Energy, Inc.                                      650,000      19,474,000
                                                                  -------------
                                                                    142,512,750
                                                                  -------------
Total Stocks and Convertible Securities
 (Cost $937,310,028) (F)                                          1,558,098,705
                                                                  -------------

-------------------------------------------------------------------------------

                          March 31, 2001 (unaudited)

                                             Prin. Amt.
                                              or Shares   Value (A)
                                             ----------   ---------

Short-Term Investments -- 2.3%
 U.S. Government Obligations -- 1.2%
 U.S. Treasury Bills,
  4.54-4.85%, due 5/24/01                    $20,000,000  $19,856,906
                                                         ------------
 Commercial Paper -- 1.1%
 Ford Motor Credit Corp.,
  4.88-4.97%,
  due 4/03/01-4/17/01                          9,650,000    9,639,436
 General Electric Capital Corp., 4.83-4.98%,
  due 4/05/01-4/10/01                          6,850,000    6,843,887
                                                         ------------
                                                           16,483,323
                                                         ------------

                                                                   Value (A)
                                                                   ---------

Total Short-Term Investments
 (Cost $36,340,229)                                              $   36,340,229
                                                                 --------------
Total Investments
 (Cost $973,650,257)                                              1,594,438,934
 Cash, receivables and other assets, less liabilities                 2,413,486
                                                                 --------------
Net Assets -- 100.0%                                             $1,596,852,420
                                                                 ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(C) Restricted securities (American Tower Corp. 5% Conv. Notes due 2010, ac-quired 2/9/00-4/13/00, cost $10,037,239, Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000, and Qwest Commu-nications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98-2/21/01, cost $32,969,481).
(D) Presently non-dividend paying.
(E) Non-controlled affiliate.
(F) The aggregate market value of stocks held in escrow at March 31, 2001 cov-ering open call option contracts written was $22,333,448. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $14,085,000.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                                      Dividends    Distributions
                                                             Net         from          from
                                                            Asset   Net Investment Net Realized
                                 Value of       Shares    Value per     Income         Gains
December 31                     Net Assets   Outstanding*  Share*     Per Share*    Per Share*
-----------                     ----------   ------------ --------- -------------- -------------
1991........................  $  661,895,779  49,121,246   $13.47        $.36          $ .73
1992........................     696,924,779  51,039,938    13.65         .31            .77
1993........................     840,610,252  63,746,498    13.19         .30            .79
1994........................     798,297,600  66,584,985    11.99         .33            .73
1995........................     986,230,914  69,248,276    14.24         .35            .76
1996........................   1,138,760,396  72,054,792    15.80         .35            .80
1997........................   1,424,170,425  74,923,859    19.01         .29           1.01
1998........................   1,688,080,336  77,814,977    21.69         .30           1.10
1999........................   2,170,801,875  80,842,241    26.85         .26           1.37
2000........................   1,951,562,978  82,292,262    23.72         .22           1.63
March 31, 2001 (unaudited)..   1,596,852,420  81,926,962    19.49         .12+           .04

--------
 * Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
 + Paid or declared.

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

            During the Three Months Ended March 31, 2001 (unaudited)

                                                     Shares
                                       ---------------------------------------
                                                                     Held
                                       Additions     Reductions March 31, 2001
                                       ---------     ---------- --------------
AOL Time Warner Inc...................  223,128(/1/)  223,128          --
Canadian National Railway Co.
 5.25% Conv. Pfd. QUIDS due 2029......  155,000                    170,000
Duke Energy Corp.
 8.25% Conv. Pfd. due 2004............  400,000                    400,000
Duke Energy Corp......................  338,000(/2/)  245,000      355,000
Genentech, Inc........................  270,000                    270,000
Human Genome Sciences Inc.............  200,000                    200,000
ITT Industries........................  355,000                    355,000
Keyspan Corp..........................  400,000                    400,000
Mirant Corp...........................  310,000                    310,000
Orion Power Holdings, Inc.............  360,000                    750,000
TECO Energy, Inc......................  350,000                    650,000
United Parcel Service, Inc............   80,000                    255,000
United Technologies Corp..............  135,000                    390,000
Qwest Communications International,
 Inc.
 5.75% TRENDS Pfd. due 2003...........  413,000                    538,000
Cabot Corp............................                470,000          --
Chiron Corp...........................                550,000          --
Delphi Automotive, Inc................                370,000          --
Dover Corp............................                260,000          --
First Data Corp.......................                168,980      175,000
Hewlett-Packard Co....................                400,000          --
McDonald's Corp.......................                560,000          --
National City Corp....................                160,000          --
Qwest Communications International,
 Inc..................................                760,000          --

--------
(/1/)Received 1.5 shares of AOL Time Warner Inc. for each share of Time Warner
   Inc. held.
(/2/)Received 300,000 shares of Duke Energy Corp. from stock split. Addition-ally purchased 38,000 shares of Duke Energy Corp.

                              ------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                         Annual Meeting of Stockholders

--------------------------------------------------------------------------------

The Annual Meeting of Stockholders was held on March 27, 2001. For those nomi-nated, the following votes were cast for directors:

                            votes for  votes withheld
                            ---------  --------------
   (A) Enrique R. Arzac:    68,370,823     572,379

   (B) Daniel E. Emerson:   68,187,505     755,697

   (C) Thomas H. Lenagh:    67,816,679   1,126,523

   (D) W.D. MacCallan:      68,146,076     797,126

   (E) W. Perry Neff:       68,242,428     700,774

   (F) Douglas G. Ober:     68,094,854     848,348

   (G) Landon Peters:       68,285,348     657,854

   (H) John J. Roberts:     68,123,524     819,678

   (I) Susan C. Schwab:     68,308,217     634,985

   (J) Robert J.M. Wilson:  67,951,649     991,553

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Company for 2001 was approved with 68,170,131 votes for, 387,364 votes against, and 385,707 votes abstaining.

                              -------------------



 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                   $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee          $2.50 per investment
 Brokerage Commission      $0.05 per share

Reinvestment of Dividends**
 Service Fee            10% of amount invested
             (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share

Sale of Shares
 Service Fee                   $10.00
 Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping  Included

Book to Book Transfers  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)        $500.00
Minimum optional investment
 (existing holders)                              $50.00
Electronic Funds Transfer (monthly minimum)      $50.00
Maximum per transaction                      $25,000.00
Maximum per year                                   NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (800) 432-8224
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@ bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.